UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2022

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2022, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), Endeavor Operating Company, LLC, a Delaware limited liability company and subsidiary of the Company (“Buyer”), and Light & Wonder, Inc. (formerly known as Scientific Games Corporation), a Nevada corporation (“Parent”), entered into an amendment (the “Amendment”) to that certain Equity Purchase Agreement, dated as of September 27, 2021 (the “Original Equity Purchase Agreement”, and as amended by the Amendment, the “Equity Purchase Agreement”) by and among the Company, Buyer, and Parent. Pursuant to the Original Equity Purchase Agreement, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, certain subsidiaries of Parent (such subsidiaries, the “Sellers”) agreed sell to Buyer, and Buyer agreed to purchase from the Sellers, all of the Sellers’ right, title and interest in and to the outstanding equity interests of certain entities (such transaction, the “Acquisition”), which collectively, are engaged in the business of providing products and services to sports betting operators for the purposes of sport wagering (the “Business” or “OpenBet”) in exchange for consideration having an aggregate value of $1.2 billion, subject to certain adjustments set forth in the Original Equity Purchase Agreement (the “Original Purchase Price”). The Original Purchase Price consisted of $1.0 billion of cash and 7,605,199 newly-issued shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), with a market value of $200 million based on the volume-weighted average trading price of the Class A Common Stock for the twenty (20) trading days ending on September 24, 2021. Capitalized terms not otherwise defined herein have the meaning set forth in the Equity Purchase Agreement.

Pursuant to the terms of, and subject to the conditions specified in, the Amendment, which has been approved by the Executive Committee as the governing body of the Company, which is the manager of Endeavor Manager, LLC, which in turn is the manager of Buyer, upon consummation of the Acquisition, Buyer, instead of providing to Parent the Original Purchase Price, will provide to Parent consideration having an aggregate value of $800 million, subject to certain adjustments set forth in the Equity Purchase Agreement (the “New Purchase Price”). The New Purchase Price will consist of $750 million of cash, expected to be funded with cash on hand and 2,305,794 newly-issued shares of the Class A Common Stock, with a market value of $50 million based on the volume-weighted average trading price of the Class A Common Stock for the twenty (20) trading days ending on June 29, 2022. The Outside Date of the Original Equity Purchase Agreement also will be extended to September 27, 2022 and, if certain conditions to closing are not met by that date, December 30, 2022.

The foregoing summary of the material terms of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Original Equity Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on September 28, 2021, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including the Company’s expected closing of the Acquisition and the timing thereof, the issuance of the Class A Common Stock, the expected source of funding for the Acquisition and the anticipated creation of a new reporting segment. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “will,” “potential” or, in each case, their negative, or other variations or comparable terminology and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: Endeavor faces uncertainties regarding the consummation of the Acquisition, including that certain conditions to the consummation of the Acquisition will not be satisfied; Endeavor may experience difficulties integrating the Business and in realizing the expected benefits of the Acquisition; Endeavor may need to use resources that are needed in other parts of its business to do so; the Business may have liabilities that are not known, probable or estimable at this time; the Acquisition may result in the diversion of Endeavor’s management’s time and attention to issues relating to the Acquisition and integration; Endeavor may not achieve expected synergies and operating efficiencies attributable to the Acquisition within its expected time-frames or at all; Endeavor may incur significant transaction costs and integration costs in connection with the Acquisition; Endeavor may face challenges protecting and preserving the acquired intellectual property rights; risks inherent to the Business may result in additional strategic and operational risks to Endeavor, which may impact Endeavor’s risk profile and which Endeavor may not be able to mitigate effectively; and the Business operates in a changing regulatory environment and may be forced to restrict or cease operations entirely in certain jurisdictions due to changes in law or regulations. In addition, a number of important factors could cause Endeavor’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to: the impact of the COVID-19 global pandemic on Endeavor’s business, financial condition, liquidity and results of operations; changes in public and consumer tastes and preferences and industry trends; Endeavor’s ability to adapt to or manage new content distribution platforms or changes in consumer behavior; Endeavor’s dependence on the relationships of its management, agents, and other key personnel with clients; Endeavor’s dependence on key relationships with television and cable networks, satellite providers, digital streaming partners, corporate sponsors, and other distribution partners; risks related to Endeavor’s organization and structure; and other important factors discussed in Part II, Item 1A “Risk Factors” in Endeavor’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Endeavor’s Investor Relations site at investor.endeavorco.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment to the Equity Purchase Agreement, dated June 30, 2022 by and among Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC and Light & Wonder, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: June 30, 2022